                                                                     EXHIBIT 4.2

                        PTC INTERNATIONAL FINANCE II S.A.
                                  E188,500,000

CUSIP Number [     ]
ISIN Number [   ]

                                                                           No. 1

              10 7/8% SENIOR SUBORDINATED GUARANTEED NOTES DUE 2008

         PTC International Finance II S.A., a societe anonyme (limited liability company) under the laws of Luxembourg, for value received promises to pay to HSBC Issuer Services Common Depositary Nominee (UK) Limited or registered assigns the principal sum as indicated on the Security Register (as defined in the Indenture referred to on the reverse hereof) on May 1, 2008.

         From May 8, 2001, or from the most recent interest payment date to which interest has been paid or provided for, cash interest on this Note will accrue at 10 7/8% payable semiannually on January 31 and July 31 of each year, beginning on July 31, 2001, to the Person in whose name this Note (or any predecessor Note) is registered at the close of business on the preceding January 15 or July 15 as the case may be.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         PTC International Finance II S.A. has been established as a stock company under the laws of The Grand-Duchy of Luxembourg, by notarial deed dated November 5, 1999 published in the "Memorial, Journal Official du Grand-Duche de Luxembourg, Recueil Special of Commerce and Companies of Luxembourg under number
B.72.250. The Articles of Association have not been amended since the date of incorporation of PTC International Finance II S.A. on 5 November 1999.

         The Articles of Association are filed with the Trade and Company Registrar of the District Court of Luxembourg and are available to any interested person who, by requesting in writing, can obtain a full copy thereof.

         PTC International Finance II S.A.'s registered office is at 41, avenue de la Gare, l-1611, Luxembourg.

         On May 8, 2001, PTC International Finance II S.A.'s share capital is E125,000 represented by 125 wholly paid-up shares, with a par value of E1,000 each. PTC International Finance II S.A.'s outstanding amount of long-term notes as of December 31, 2000 was E687,799.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and to the provisions of the Indenture, which provisions shall for all purposes have the same effect as if set forth at this place.

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


         IN WITNESS HEREOF, PTC International Finance II S.A., has caused this Note to be signed manually or by facsimile by its duly authorized signatory.

Dated:                                      , 2001

PTC INTERNATIONAL FINANCE II S.A.



By:
       -----------------------------------
Name:
Title: Authorized Signatory


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

STATE STREET BANK AND TRUST COMPANY
as Trustee, certifies that this is one of the Notes referred to in the Indenture.


By:
      -----------------------------------
      Authorized Officer

                              REVERSE SIDE OF NOTE

              10 7/8% Senior Subordinated Guaranteed Notes Due 2008

1.      Interest

        PTC International Finance II S.A., a societe anonyme (limited liability company) under the laws of Luxembourg (such company, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), for value received promises to pay interest on the principal amount of this Note from May 8, 2001, at the rate per annum shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The issuer will pay interest on overdue principal at the interest rate borne by the Notes compounded semiannually to the extent lawful. Any interest paid on this Note shall be increased to the extent necessary to pay Additional Amounts and Special Interest as set forth in this Note.

2.      Additional Amounts

        All payments made by the Issuer, under or with respect to this Note, and any the Guarantor under or with respect to the Parent Guarantee, shall be made free and clear of and without withholding or deduction, for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of the government of Luxembourg, The Netherlands or Poland or any political subdivision or taxing authority or agency thereof or therein (hereinafter "Taxes") unless the Issuer or the Guarantor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Issuer or the Guarantor is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to this Note or the Parent Guarantee, respectively, the Issuer or the Guarantor will pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction will not be less than the amount such Holder would have received if such Taxes had not been required to be withheld or deducted; provided, however, that the foregoing obligation to pay Additional Amounts does not apply to (a) any Taxes that would not have been so imposed but for the existence of any present or former connection between the relevant Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over the relevant Holder, if the relevant Holder is an estate, nominee, trust or corporation) and Luxembourg, The Netherlands or Poland or any political subdivision or taxing authority or agency thereof or therein (other than the mere receipt of such payment or the ownership or holding outside of Luxembourg, The Netherlands or Poland of such Note); (b) any estate, inheritance, gift, sales, excise, transfer, personal property tax or similar tax, assessment or governmental charge; or (c) any Taxes payable otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest on such Note; nor will Additional Amounts be paid (i) if the payment could have been made without such deduction or withholding if the beneficiary of the payment had presented the Note for payment within 30 days after the date on which such payment or such Note became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the Holder would have been entitled to Additional Amounts had the Note been presented on the last day of such 30-day period, or (ii) with respect to any payment of principal of (or premium, if any, on) or interest on such Note to any Holder who is a fiduciary or partnership or any Person other than the sole beneficial owner of such payment, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner of such payment would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the actual Holder of such Note or (iii) where a Holder would have been able to avoid withholding or deduction by presenting such Note to another Paying Agent for payment. The foregoing provisions shall survive any termination or discharge of the Indenture and shall apply mutatis mutandis or any political subdivision or taxing authority or agency thereof or therein.

3.      Method of Payment

        The Issuer shall pay interest on this Note (except defaulted interest) to the persons who are registered Holders of this Note at the close of business on the Record Date for the next Interest Payment Date even if this note is canceled after the Record Date and on or before the Interest Payment Date. Except as otherwise set forth in the Indenture with respect to payment in U.S. Dollars, the Issuer shall pay principal and interest in Euros in immediately available funds that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the Holder.

        The amount of payments in respect of interest on each Interest Payment Date to each Holder shall correspond to the aggregate principal amount of Notes represented by the Regulation S Global Note and the Restricted Global Note, as established by the Registrar at the close of business on the relevant Record Date. Payments of principal shall be made upon surrender of the Regulation S Global Note and the Restricted Global Note to the Paying Agent.

4.      Paying Agent and Registrar

        Initially, State Street Bank and Trust Company or one of its affiliates will act as paying Agent and Registrar. The Issuer and the Guarantor may appoint and change any Paying Agent, Registrar or Co-Registrar without prior notice. The Guarantor or any of its Wholly Owned Subsidiaries incorporated in the United States may act as Paying Agent, Registrar or Co-Registrar.

5.      Indenture

        The Issuer issued the Notes under an indenture dated as of May 8, 2001 ("the Indenture"), among the Guarantor and State Street Bank and Trust Company, as trustee (the "Trustee"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the U.S. Trust Indenture Act of 1939 as in effect on the date of the Indenture and, to the extent required by any amendment after such date, as so amended (the "U.S. Trust Indenture Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders of the Notes are referred to the Indenture and the U.S. Trust Indenture Act for a statement of those terms.

        The Notes are unsecured senior subordinated obligations of the Issuer and, initially, will be in an aggregate principal amount of E200,000,000 (subject to Section 2.07 of the Indenture). The Indenture imposes certain limitations on the Issuer, the Guarantor and their affiliates, including, without limitation, limitations on the incurrence of indebtedness and issuance of preferred stock, the payment of dividends and other payment restrictions affecting the Guarantor and its subsidiaries, the sale of assets, transactions with and among affiliates of the Guarantor, Change of Control and Liens.

6.      Optional Redemption

        The Notes will not be redeemable at the option of the Issuer prior to May 1, 2005, except as described in paragraph 8 below and in the next paragraph. On and after such date, the Notes will be redeemable at the option of the Issuer, in whole or in part, on not less than 30 days' nor more than 60 days' notice, in amounts of E1,000 or integral multiples thereof at the following redemption prices (expressed as percentages of principal amount at maturity), plus accrued and unpaid interest (if any) to the redemption date, if redeemed during the 12-month period beginning on the dates indicated below (subject to the right of holders of record on the relevant Record Dates to receive interest due):

Year                                   Redemption Price
----                                   ----------------
May 1, 2005                            105.438%
May 1, 2006                            102.719%
May 1, 2007                            100.000%


        In the event that, prior to May 1, 2005, the Guarantor receives proceeds from the sale of its common stock in one or more Public Equity Offerings, the Issuer may, at its election, use all or a portion of such proceeds, upon receipt of such proceeds or portion thereof from the

Guarantor in prepayment of the Intercompany Receivables, to redeem up to a maximum of 35% of the initial aggregate principal amount of the Notes at a Redemption Price equal to 110.875% of the principal amount thereof, plus accrued and unpaid interest thereof, if any (including Special Interest, if any), and Additional Amounts, if any, to the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date); provided, however, that (a) after giving effect to any such redemption, at least 60% of the original principal amount at maturity of the Notes remains outstanding and (b) the Issuer has received an equivalent amount of proceeds as prepayment of Intercompany Receivables. Any such redemption shall be made within 75 days of the closing of a Public Equity Offering upon not less than 30 nor more than 60 days' notice mailed to each Holder of Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture.

7.      Optional Tax Redemption

        This Note may also be redeemed, as a whole but not in part, at the election of the Issuer, upon not less than 30 nor more than 60 days notice delivered to each Holder of Notes in accordance with the procedures set forth in the Indenture, at the Redemption Price equal to 100% of their principal amount, plus interest accrued and unpaid to the redemption date, if any (including Special Interest, if any), if, as a result of any amendment to, or change in, the laws (or any rules or regulations thereunder) of Luxembourg, The Netherlands or Poland or any political subdivision or taxing authority thereof or therein (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official interpretation or application of such laws or rules or regulations or any execution of or amendment to any treaty affecting taxation to which Luxembourg, The Netherlands or Poland (or any political subdivision or taxing authority thereof or therein; or any other relevant jurisdiction or political subdivision or taxing authority) is a party, which amendment or change or execution is effective on or after the date of the indenture (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to applicable provisions of the Indenture), either the Issuer with respect to the Notes or the Guarantor with respect to the Parent Guarantee or the Notes has become or will become obligated to pay Additional Amounts (as described above in Paragraph 3), or the Guarantor has become or will become obligated to pay similar Additional Amounts with respect to the Intercompany Receivables, on the next date on which any amount would be payable with respect to the Notes or the Intercompany Receivables, as the case may be, and such obligation cannot be avoided by the use of reasonable measures available to the issuer or the Guarantor as the case may be; provided, however, that (1) no such notice of redemption may be given earlier than 90 days to the earliest date on which the Issuer or the Guarantor, as the case may be, would be obligated to pay such Additional Amounts were a payment in respect of the Notes or the Parent Guarantee then due, and (2) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Immediately prior to the mailing of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred.

8.      Notice of Redemption

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

        Notice of redemption will be mailed first-class postage prepaid at least 30 days but not more than 60 days before the redemption date to the Holder of this Note to be redeemed at the addresses contained in the Security Register. If this Note is in a denomination larger than E1,000 of principal amount at maturity it may be redeemed in part but only in integral multiples of E1,000 at maturity. In the event of a redemption of less than all of the Securities, the Notes for redemption will be chosen by the Trustee in accordance with the Indenture. If this Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above, then any accrued interest will be paid to the Holder of this Note at the close of business on such Record Date. If money sufficient to pay the redemption price of and accrued interest on all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the applicable Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

9.      Repurchase at the Option of Holders

        If a Change of Control occurs (as defined in the Indenture), the Issuer shall be required to offer to purchase on the Purchase Date all or any part of (equal to E1,000 or an integral multiple thereof) this Note at a purchase price equal to 101% of the principal amount hereof, plus any accrued and unpaid interest hereon, if any, to the Purchase Date, which date shall be no earlier than 30 days nor later than 60 days from the date notice of such offer is mailed, other than as required by law. The issuer shall purchase all Notes properly and timely tendered in the Change of Control Offer and not withdrawn in accordance with the procedures set forth in such notice. The Change of Control Offer will state, among other things, the procedures that Holders of the Notes must follow to accept the Change of Control Offer. The Guarantor will advance to the Issuer as a prepayment under the Intercompany Receivables an amount of funds sufficient to consummate the Change of Control Offer, and the Issuer's obligation to repurchase the Notes upon a Change of Control will be guaranteed on a subordinated basis by the Guarantor pursuant to the Parent Guarantees.

        Within five Business Days from the date the aggregate amount of Excess Proceeds exceeds $10.0 million (taking into account income earned on such Excess Proceeds, if any), the Guarantor, directly or through the Issuer, shall be required to make an offer to purchase the Notes with similar provisions requiring the Guarantor or the Issuer to make an offer to purchase such Debt with the proceeds of an Asset Sale, which offer shall be in the amount of the Excess Proceeds, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any (including Special Interest, if any), to the Purchase Date.

10.     Denominations

        The Notes are in denominations of E1,000 and integral multiples of E1,000 of principal amount at maturity. The transfer of Notes may be registered, and Notes may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.     Unclaimed Money

        All moneys paid by the Issuer or the Guarantor to the Trustee or a Paying Agent for the payment of the principal of, or premium, if any, or interest on, any Notes that remain unclaimed at the end of two years after such principal, premium or interest has become due and payable may be repaid to the Issuer or the Guarantor, subject to applicable law, and the Holder of such Note thereafter may look only to the Issuer or the Guarantor for payment thereof.

12.     Discharge and Defeasance

        Subject to certain conditions, the Issuer at any time may terminate some or all of its obligations and the obligations of the Guarantor under the Notes, the Indenture and the Parent Guarantee if the Issuer irrevocably deposits with the Trustee money or European Government Securities for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.

13.     Amendment, Supplement and Waiver

        Subject to certain exceptions set forth in the Indenture, the Indenture may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the relevant Notes then outstanding and any existing default or compliance with any provisions may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the relevant Notes then outstanding. However, without the consent of each Holder of an outstanding Note, no amendment may, among other things, (i) reduce the amount of Notes whose Holders must consent to an amendment, (ii) reduce the rate of or extend the time for payment of interest on any Note, (iii) reduce the principal of or extend the Stated Maturity of any Note, (iv) reduce the premium payable upon the redemption of any Note or change the time or times at which any Note may or shall be redeemed, (v) make any Note payable in money other than that stated in the Note, (vi) impair the right of any Holder of Notes to institute suit for the enforcement of any payment on or with respect to any Notes, (vii) release any security that may have been granted in respect of the Notes, or (viii) make any change to the provisions described in Article 10 of the Indenture that adversely affects the rights of any Holder of Notes under such provisions.

        Without the consent of any Holder of the Notes, the Issuer, the Guarantor and the Trustee may, among other things, amend or supplement the Indenture to cure any ambiguity, omission, defect or inconsistency, to provide for the assumption by a Successor Issuer of the obligations of the Issuer, or a Successor Company of the obligations of the Guarantor, under the Indenture and this Note, to add Guarantees with respect to the Notes or to secure the Notes, to add to the covenants of the Issuer or the Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuer or the Guarantor, to make any change that does not adversely affect the rights of any Holder of the Notes, to make any change to the provisions described in Article 10 of the Indenture that would limit or terminate the benefits available to any holder of Senior Debt under such provisions or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the U.S. Trust Indenture Act. Any amendment pursuant to the preceding paragraph and this paragraph may not make any change that adversely affects the rights under the provisions described in Article 10 of the Indenture of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent that would be binding on all the holders of such Senior Debt) consent to such change.

        The consent of the holders of the Notes is not necessary under the Indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment.

        After an amendment under the Indenture becomes effective, the Guarantor is required to mail to each registered holder of the relevant Notes at his address appearing in the Security Register a notice briefly describing such amendment. However, the failure to give such notice to all holders of the Notes, or any defect therein, will not impair or affect the validity of the amendment.

14.     Defaults and Remedies

        The Notes have the Events of Default as set forth in the Section 6.01 of the Indenture. If an Event of Default occurs and is continuing, the Trustee, by notice to the Guarantor, or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Guarantor and the Trustee, subject to certain limitations, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

        Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may rescind any acceleration and its consequence if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, premium, if any, or interest that has become due solely because of such acceleration. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.

15.     Trustee Dealings with the Issuer

        Subject to certain limitations imposed by the U.S. Trust Indenture Act, the Trustee under the Indenture , in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer, the Guarantor or any of their or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or Co-registrar may do the same with like rights.

16.     No Recourse Against Others

        A director, officer, employee, or stockholder, as such, of the Issuer or the Guarantor shall not have any liability for any obligations of the Issuer or the Guarantor under the Notes, the Indenture or the Parent Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release are part of the consideration for the issue of the Notes.

17.     Authentication; Language

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

        This Note shall not be valid until an authorized officer of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Note.

        This Note may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement. Counterparts of this Note may be executed in both the English and the Polish languages.

        This Note has been negotiated and executed in the English language. This Note has also been translated into the Polish language. However, in the event of any inconsistency between the English language version and the Polish language version, the English language version shall control and be conclusive as to the meaning of any terms and provisions hereof.

18.     Governing Law

THE NOTES AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        The Issuer or the Guarantor will furnish to any Holder of Notes upon written request and without charge to the Holder of Notes a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:

                        PTC International Finance II S.A.
                 in care of Polska Telefonia Cyfrowa Sp. z o.o.
                              Al. Jerozolimskie 181
                              02-222 Warsaw, Poland
                            Telephone: 48-22-699-6250
                            Facsimile: 48-22-699-6239
                           Attention; Treasury Manager

                                     PARENT
                                    GUARANTEE

         For value received, the Guarantor, as principal obligor and not merely as surety, hereby unconditionally and irrevocably guarantees on an unsecured senior subordinated basis to the Holder of this Note and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of, premium, if any, and interest on its Note when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Issuer under the Indenture (including, without limitation, obligations to the Trustee and the obligations to pay Special Interest, if any, and Additional Amounts, if any) and the Notes and (b) the full and punctual performance within applicable grace periods of all other obligations of the Issuer under the Indenture and the Notes (all the foregoing being hereinafter collectively called the "Obligations"). The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Guarantor, and that the Guarantor will remain bound by Article 11 of the Indenture notwithstanding any extension or renewal of any Obligation.

         The obligations of the Guarantor to the Holder of this Note and to the Trustee pursuant to this Guarantee and the Indenture (including, without limitation, the provisions relating to submission to jurisdiction and appointment of CT Corporation System set forth in the Indenture) are expressly set forth in the Indenture to which reference is hereby made for the precise terms of such obligations. This Guarantee shall be governed by, and construed in accordance with, with the laws of the State of New York.

         This Guarantee is dated the date of the Note upon which it is endorsed.

         This Guarantee has been negotiated and executed in the English language. This Guarantee has also been translated into the Polish language. However, in the event of any inconsistency between the English language version and the Polish language version, the English language version shall control and be conclusive as to the meaning of any terms and provisions hereof.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                        POLSKA TELEFONIA CYFROWA SP. Z O.O.

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:


                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

________________________________________________________
(Insert assignee's social security or tax I.D. no.)

________________________________________________________
(Print or type assignee's name, address and postal code)

and irrevocably appoint _____________________________________ agent to transfer this Note on the books of the Issuer, The agent may substitute another to act for him.
Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------
                    (Participant in a recognized signature guarantee medallion program)

Date:
     ------------------------------------------------
Certifying Signature: 2

                  In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is 40 days after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with the transfer restrictions set forth in such Notes and:

CHECK ONE BOX BELOW
(1)   [  ]   to the Issuer; or
(2)   [  ]   pursuant to and in compliance with Rule 144A under the U.S.
             Securities Act 1933; or

(3)   [  ]   pursuant to and in compliance with Regulation S under the U.S.
             Securities Act of 1933; or

(4)   [  ]   pursuant to another available exemption from the registration requirements of the U.S. Securities Act of 1933; or

(5)   [  ]   pursuant to an effective registration statement under the U.S.
             Securities Act of 1933.

             Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (2|) is checked, by executing this form, the Transferor is deemed to have certified that such Notes are being transferred to a person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the U.S. Securities Act of 1933 who has received notice that such transfer is being made in reliance on Rule 144A, if box (3) is checked, by executing this form, the Transferor is deemed to have certified that such transfer is made pursuant to an offer and sale that occurred outside the United States in compliance with Regulation S under the U.S. Securities Act, and if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933.


---------------------------------------
Signature

Signature Guarantee:


---------------------------------------
(Participant in a recognized signature
guarantee medallion program)
Certifying Signature: 3


--------------------------------------------------------------------------------
                                      Date

Signature Guarantee:

---------------------------------------
(Participant in a recognized signature
guarantee medallion program)

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note or a portion thereof repurchased pursuant to Sections 3.08 and 4.12 or 4.14 of the Indenture, check the box: [ ]


         If the purchase is in part, indicate the portion (in denominations of E1,000 or any integral multiple thereof) to be purchased:
                                                          ----------------------

Your signature:
                ------------------------------------------
 (Sign exactly as your name appears on the other side of this Note)

Date:
      ---------------------------------
Certifying Signature: 4
                        --------------------------------------------------------

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

         The following decreases/increases in the principal amount of this Security have been made.


                                                                   PRINCIPAL AMOUNT      NOTATION MADE
DATE OF                DECREASE IN           INCREASE IN           FOLLOWING SUCH        BY OR ON BEHALF
DECREASE/INCREASE      PRINCIPAL AMOUNT      PRINCIPAL AMOUNT      DECREASE/INCREASE     OF REGISTRAR
---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

                        PTC INTERNATIONAL FINANCE II S.A.
                                  E11,500,000

CUSIP Number [     ]
ISIN Number [   ]

                                                                           No. 2

              10 7/8% SENIOR SUBORDINATED GUARANTEED NOTES DUE 2008

         PTC International Finance II S.A., a societe anonyme (limited liability company) under the laws of Luxembourg, for value received promises to pay to Cede & Co. or registered assigns the principal sum as indicated on the Security Register (as defined in the Indenture referred to on the reverse hereof) on May 1, 2008.

         From May 8, 2001, or from the most recent interest payment date to which interest has been paid or provided for, cash interest on this Note will accrue at 10 7/8% payable semiannually on January 31 and July 31 of each year, beginning on July 31, 2001, to the Person in whose name this Note (or any predecessor Note) is registered at the close of business on the preceding January 15 or July 15 as the case may be.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         PTC International Finance II S.A. has been established as a stock company under the laws of The Grand-Duchy of Luxembourg, by notarial deed dated November 5, 1999 published in the "Memorial, Journal Official du Grand-Duche de Luxembourg, Recueil Special of Commerce and Companies of Luxembourg under number
B.72.250. The Articles of Association have not been amended since the date of incorporation of PTC International Finance II S.A. on 5 November 1999.

         The Articles of Association are filed with the Trade and Company Registrar of the District Court of Luxembourg and are available to any interested person who, by requesting in writing, can obtain a full copy thereof.

         PTC International Finance II S.A.'s registered office is at 41, avenue de la Gare, l-1611, Luxembourg.

         On May 8, 2001, PTC International Finance II S.A.'s share capital is E125,000 represented by 125 wholly paid-up shares, with a par value of E1,000 each. PTC International Finance II S.A.'s outstanding amount of long-term notes as of December 31, 2000 was E687,799.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and to the provisions of the Indenture, which provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS HEREOF, PTC International Finance II S.A., has caused this Note to be signed manually or by facsimile by its duly authorized signatory.

Dated:                                      , 2001

PTC INTERNATIONAL FINANCE II S.A.



By:
       -----------------------------------
Name:
Title: Authorized Signatory


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

STATE STREET BANK AND TRUST COMPANY
as Trustee, certifies that this is one of the Notes referred to in the Indenture.


By:
      -----------------------------------
      Authorized Officer

                              REVERSE SIDE OF NOTE

              10 7/8% Senior Subordinated Guaranteed Notes Due 2008

1.      Interest

        PTC International Finance II S.A., a societe anonyme (limited liability company) under the laws of Luxembourg (such company, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), for value received promises to pay interest on the principal amount of this Note from May 8, 2001, at the rate per annum shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The issuer will pay interest on overdue principal at the interest rate borne by the Notes compounded semiannually to the extent lawful. Any interest paid on this Note shall be increased to the extent necessary to pay Additional Amounts and Special Interest as set forth in this Note.

2.      Additional Amounts

        All payments made by the Issuer, under or with respect to this Note, and any the Guarantor under or with respect to the Parent Guarantee, shall be made free and clear of and without withholding or deduction, for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of the government of Luxembourg, The Netherlands or Poland or any political subdivision or taxing authority or agency thereof or therein (hereinafter "Taxes") unless the Issuer or the Guarantor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Issuer or the Guarantor is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to this Note or the Parent Guarantee, respectively, the Issuer or the Guarantor will pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction will not be less than the amount such Holder would have received if such Taxes had not been required to be withheld or deducted; provided, however, that the foregoing obligation to pay Additional Amounts does not apply to (a) any Taxes that would not have been so imposed but for the existence of any present or former connection between the relevant Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over the relevant Holder, if the relevant Holder is an estate, nominee, trust or corporation) and Luxembourg, The Netherlands or Poland or any political subdivision or taxing authority or agency thereof or therein (other than the mere receipt of such payment or the ownership or holding outside of Luxembourg, The Netherlands or Poland of such Note); (b) any estate, inheritance, gift, sales, excise, transfer, personal property tax or similar tax, assessment or governmental charge; or (c) any Taxes payable otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest on such Note; nor will Additional Amounts be paid (i) if the payment could have been made without such deduction or withholding if the beneficiary of the payment had presented the Note for payment within 30 days after the date on which such payment or such Note became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the Holder would have been entitled to Additional Amounts had the Note been presented on the last day of such 30-day period, or (ii) with respect to any payment of principal of (or premium, if any, on) or interest on such Note to any Holder who is a fiduciary or partnership or any Person other than the sole beneficial owner of such payment, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner of such payment would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the actual Holder of such Note or (iii) where a Holder would have been able to avoid withholding or deduction by presenting such Note to another Paying Agent for payment. The foregoing provisions shall survive any termination or discharge of the Indenture and shall apply mutatis mutandis or any political subdivision or taxing authority or agency thereof or therein.

3.      Method of Payment

        The Issuer shall pay interest on this Note (except defaulted interest) to the persons who are registered Holders of this Note at the close of business on the Record Date for the next Interest Payment Date even if this note is canceled after the Record Date and on or before the Interest Payment Date. Except as otherwise set forth in the Indenture with respect to payment in U.S. Dollars, the Issuer shall pay principal and interest in Euros in immediately available funds that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the Holder.

        The amount of payments in respect of interest on each Interest Payment Date to each Holder shall correspond to the aggregate principal amount of Notes represented by the Regulation S Global Note and the Restricted Global Note, as established by the Registrar at the close of business on the relevant Record Date. Payments of principal shall be made upon surrender of the Regulation S Global Note and the Restricted Global Note to the Paying Agent.

4.      Paying Agent and Registrar

        Initially, State Street Bank and Trust Company or one of its affiliates will act as paying Agent and Registrar. The Issuer and the Guarantor may appoint and change any Paying Agent, Registrar or Co-Registrar without prior notice. The Guarantor or any of its Wholly Owned Subsidiaries incorporated in the United States may act as Paying Agent, Registrar or Co-Registrar.

5.      Indenture

        The Issuer issued the Notes under an indenture dated as of May 8, 2001 ("the Indenture"), among the Guarantor and State Street Bank and Trust Company, as trustee (the "Trustee"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the U.S. Trust Indenture Act of 1939 as in effect on the date of the Indenture and, to the extent required by any amendment after such date, as so amended (the "U.S. Trust Indenture Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders of the Notes are referred to the Indenture and the U.S. Trust Indenture Act for a statement of those terms.

        The Notes are unsecured senior subordinated obligations of the Issuer and, initially, will be in an aggregate principal amount of E200,000,000 (subject to Section 2.07 of the Indenture). The Indenture imposes certain limitations on the Issuer, the Guarantor and their affiliates, including, without limitation, limitations on the incurrence of indebtedness and issuance of preferred stock, the payment of dividends and other payment restrictions affecting the Guarantor and its subsidiaries, the sale of assets, transactions with and among affiliates of the Guarantor, Change of Control and Liens.

6.      Optional Redemption

        The Notes will not be redeemable at the option of the Issuer prior to May 1, 2005, except as described in paragraph 8 below and in the next paragraph. On and after such date, the Notes will be redeemable at the option of the Issuer, in whole or in part, on not less than 30 days' nor more than 60 days' notice, in amounts of E1,000 or integral multiples thereof at the following redemption prices (expressed as percentages of principal amount at maturity), plus accrued and unpaid interest (if any) to the redemption date, if redeemed during the 12-month period beginning on the dates indicated below (subject to the right of holders of record on the relevant Record Dates to receive interest due):

Year                                   Redemption Price
----                                   ----------------
May 1, 2005                            105.438%
May 1, 2006                            102.719%
May 1, 2007                            100.000%


        In the event that, prior to May 1, 2005, the Guarantor receives proceeds from the sale of its common stock in one or more Public Equity Offerings, the Issuer may, at its election, use all or a portion of such proceeds, upon receipt of such proceeds or portion thereof from the

Guarantor in prepayment of the Intercompany Receivables, to redeem up to a maximum of 35% of the initial aggregate principal amount of the Notes at a Redemption Price equal to 110.875% of the principal amount thereof, plus accrued and unpaid interest thereof, if any (including Special Interest, if any), and Additional Amounts, if any, to the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date); provided, however, that (a) after giving effect to any such redemption, at least 60% of the original principal amount at maturity of the Notes remains outstanding and (b) the Issuer has received an equivalent amount of proceeds as prepayment of Intercompany Receivables. Any such redemption shall be made within 75 days of the closing of a Public Equity Offering upon not less than 30 nor more than 60 days' notice mailed to each Holder of Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture.

7.      Optional Tax Redemption

        This Note may also be redeemed, as a whole but not in part, at the election of the Issuer, upon not less than 30 nor more than 60 days notice delivered to each Holder of Notes in accordance with the procedures set forth in the Indenture, at the Redemption Price equal to 100% of their principal amount, plus interest accrued and unpaid to the redemption date, if any (including Special Interest, if any), if, as a result of any amendment to, or change in, the laws (or any rules or regulations thereunder) of Luxembourg, The Netherlands or Poland or any political subdivision or taxing authority thereof or therein (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official interpretation or application of such laws or rules or regulations or any execution of or amendment to any treaty affecting taxation to which Luxembourg, The Netherlands or Poland (or any political subdivision or taxing authority thereof or therein; or any other relevant jurisdiction or political subdivision or taxing authority) is a party, which amendment or change or execution is effective on or after the date of the indenture (or, in the case of Additional Amounts payable by a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to applicable provisions of the Indenture), either the Issuer with respect to the Notes or the Guarantor with respect to the Parent Guarantee or the Notes has become or will become obligated to pay Additional Amounts (as described above in Paragraph 3), or the Guarantor has become or will become obligated to pay similar Additional Amounts with respect to the Intercompany Receivables, on the next date on which any amount would be payable with respect to the Notes or the Intercompany Receivables, as the case may be, and such obligation cannot be avoided by the use of reasonable measures available to the issuer or the Guarantor as the case may be; provided, however, that (1) no such notice of redemption may be given earlier than 90 days to the earliest date on which the Issuer or the Guarantor, as the case may be, would be obligated to pay such Additional Amounts were a payment in respect of the Notes or the Parent Guarantee then due, and (2) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Immediately prior to the mailing of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred.

8.      Notice of Redemption

        Notice of redemption will be mailed first-class postage prepaid at least 30 days but not more than 60 days before the redemption date to the Holder of this Note to be redeemed at the addresses contained in the Security Register. If this Note is in a denomination larger than E1,000 of principal amount at maturity it may be redeemed in part but only in integral multiples of E1,000 at maturity. In the event of a redemption of less than all of the Securities, the Notes for redemption will be chosen by the Trustee in accordance with the Indenture. If this Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above, then any accrued interest will be paid to the Holder of this Note at the close of business on such Record Date. If money sufficient to pay the redemption price of and accrued interest on all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the applicable Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

9.      Repurchase at the Option of Holders

        If a Change of Control occurs (as defined in the Indenture), the Issuer shall be required to offer to purchase on the Purchase Date all or any part of (equal to E1,000 or an integral multiple thereof) this Note at a purchase price equal to 101% of the principal amount hereof, plus any accrued and unpaid interest hereon, if any, to the Purchase Date, which date shall be no earlier than 30 days nor later than 60 days from the date notice of such offer is mailed, other than as required by law. The issuer shall purchase all Notes properly and timely tendered in the Change of Control Offer and not withdrawn in accordance with the procedures set forth in such notice. The Change of Control Offer will state, among other things, the procedures that Holders of the Notes must follow to accept the Change of Control Offer. The Guarantor will advance to the Issuer as a prepayment under the Intercompany Receivables an amount of funds sufficient to consummate the Change of Control Offer, and the Issuer's obligation to repurchase the Notes upon a Change of Control will be guaranteed on a subordinated basis by the Guarantor pursuant to the Parent Guarantees.

        Within five Business Days from the date the aggregate amount of Excess Proceeds exceeds $10.0 million (taking into account income earned on such Excess Proceeds, if any), the Guarantor, directly or through the Issuer, shall be required to make an offer to purchase the Notes with similar provisions requiring the Guarantor or the Issuer to make an offer to purchase such Debt with the proceeds of an Asset Sale, which offer shall be in the amount of the Excess Proceeds, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any (including Special Interest, if any), to the Purchase Date.

10.     Denominations

        The Notes are in denominations of E1,000 and integral multiples of E1,000 of principal amount at maturity. The transfer of Notes may be registered, and Notes may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

11.     Unclaimed Money

        All moneys paid by the Issuer or the Guarantor to the Trustee or a Paying Agent for the payment of the principal of, or premium, if any, or interest on, any Notes that remain unclaimed at the end of two years after such principal, premium or interest has become due and payable may be repaid to the Issuer or the Guarantor, subject to applicable law, and the Holder of such Note thereafter may look only to the Issuer or the Guarantor for payment thereof.

12.     Discharge and Defeasance

        Subject to certain conditions, the Issuer at any time may terminate some or all of its obligations and the obligations of the Guarantor under the Notes, the Indenture and the Parent Guarantee if the Issuer irrevocably deposits with the Trustee money or European Government Securities for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.

13.     Amendment, Supplement and Waiver

        Subject to certain exceptions set forth in the Indenture, the Indenture may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the relevant Notes then outstanding and any existing default or compliance with any provisions may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the relevant Notes then outstanding. However, without the consent of each Holder of an outstanding Note, no amendment may, among other things, (i) reduce the amount of Notes whose Holders must consent to an amendment, (ii) reduce the rate of or extend the time for payment of interest on any Note, (iii) reduce the principal of or extend the Stated Maturity of any Note, (iv) reduce the premium payable upon the redemption of any Note or change the time or times at which any Note may or shall be redeemed, (v) make any Note payable in money other than that stated in the Note, (vi) impair the right of any Holder of Notes to institute suit for the enforcement of any payment on or with respect to any Notes, (vii) release any security that may have been granted in respect of the Notes, or (viii) make any change to the provisions described in Article 10 of the Indenture that adversely affects the rights of any Holder of Notes under such provisions.

        Without the consent of any Holder of the Notes, the Issuer, the Guarantor and the Trustee may, among other things, amend or supplement the Indenture to cure any ambiguity, omission, defect or inconsistency, to provide for the assumption by a Successor Issuer of the obligations of the Issuer, or a Successor Company of the obligations of the Guarantor, under the Indenture and this Note, to add Guarantees with respect to the Notes or to secure the Notes, to add to the covenants of the Issuer or the Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuer or the Guarantor, to make any change that does not adversely affect the rights of any Holder of the Notes, to make any change to the provisions described in Article 10 of the Indenture that would limit or terminate the benefits available to any holder of Senior Debt under such provisions or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the U.S. Trust Indenture Act. Any amendment pursuant to the preceding paragraph and this paragraph may not make any change that adversely affects the rights under the provisions described in Article 10 of the Indenture of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent that would be binding on all the holders of such Senior Debt) consent to such change.

        The consent of the holders of the Notes is not necessary under the Indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment.

        After an amendment under the Indenture becomes effective, the Guarantor is required to mail to each registered holder of the relevant Notes at his address appearing in the Security Register a notice briefly describing such amendment. However, the failure to give such notice to all holders of the Notes, or any defect therein, will not impair or affect the validity of the amendment.

14.     Defaults and Remedies

        The Notes have the Events of Default as set forth in the Section 6.01 of the Indenture. If an Event of Default occurs and is continuing, the Trustee, by notice to the Guarantor, or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Guarantor and the Trustee, subject to certain limitations, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

        Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may rescind any acceleration and its consequence if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, premium, if any, or interest that has become due solely because of such acceleration. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.

15.     Trustee Dealings with the Issuer

        Subject to certain limitations imposed by the U.S. Trust Indenture Act, the Trustee under the Indenture , in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer, the Guarantor or any of their or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or Co-registrar may do the same with like rights.

16.     No Recourse Against Others

        A director, officer, employee, or stockholder, as such, of the Issuer or the Guarantor shall not have any liability for any obligations of the Issuer or the Guarantor under the Notes, the Indenture or the Parent Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release are part of the consideration for the issue of the Notes.

17.     Authentication; Language

        This Note shall not be valid until an authorized officer of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Note.

        This Note may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement. Counterparts of this Note may be executed in both the English and the Polish languages.

        This Note has been negotiated and executed in the English language. This Note has also been translated into the Polish language. However, in the event of any inconsistency between the English language version and the Polish language version, the English language version shall control and be conclusive as to the meaning of any terms and provisions hereof.

18.     Governing Law

THE NOTES AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        The Issuer or the Guarantor will furnish to any Holder of Notes upon written request and without charge to the Holder of Notes a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:

                        PTC International Finance II S.A.
                 in care of Polska Telefonia Cyfrowa Sp. z o.o.
                              Al. Jerozolimskie 181
                              02-222 Warsaw, Poland
                            Telephone: 48-22-699-6250
                            Facsimile: 48-22-699-6239
                           Attention; Treasury Manager

                                     PARENT
                                    GUARANTEE

         For value received, the Guarantor, as principal obligor and not merely as surety, hereby unconditionally and irrevocably guarantees on an unsecured senior subordinated basis to the Holder of this Note and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of, premium, if any, and interest on its Note when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Issuer under the Indenture (including, without limitation, obligations to the Trustee and the obligations to pay Special Interest, if any, and Additional Amounts, if any) and the Notes and (b) the full and punctual performance within applicable grace periods of all other obligations of the Issuer under the Indenture and the Notes (all the foregoing being hereinafter collectively called the "Obligations"). The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Guarantor, and that the Guarantor will remain bound by Article 11 of the Indenture notwithstanding any extension or renewal of any Obligation.

         The obligations of the Guarantor to the Holder of this Note and to the Trustee pursuant to this Guarantee and the Indenture (including, without limitation, the provisions relating to submission to jurisdiction and appointment of CT Corporation System set forth in the Indenture) are expressly set forth in the Indenture to which reference is hereby made for the precise terms of such obligations. This Guarantee shall be governed by, and construed in accordance with, with the laws of the State of New York.

         This Guarantee is dated the date of the Note upon which it is endorsed.

         This Guarantee has been negotiated and executed in the English language. This Guarantee has also been translated into the Polish language. However, in the event of any inconsistency between the English language version and the Polish language version, the English language version shall control and be conclusive as to the meaning of any terms and provisions hereof.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                        POLSKA TELEFONIA CYFROWA SP. Z O.O.

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:


                                        By:
                                               ---------------------------------
                                        Name:
                                        Title:

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

________________________________________________________
(Insert assignee's social security or tax I.D. no.)

________________________________________________________
(Print or type assignee's name, address and postal code)

and irrevocably appoint _____________________________________ agent to transfer this Note on the books of the Issuer, The agent may substitute another to act for him.
Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------
                    (Participant in a recognized signature guarantee medallion program)

Date:
     ------------------------------------------------
Certifying Signature: 2

                  In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is 40 days after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with the transfer restrictions set forth in such Notes and:

CHECK ONE BOX BELOW
(1)   [  ]   to the Issuer; or
(2)   [  ]   pursuant to and in compliance with Rule 144A under the U.S.
             Securities Act 1933; or

(3)   [  ]   pursuant to and in compliance with Regulation S under the U.S.
             Securities Act of 1933; or

(4)   [  ]   pursuant to another available exemption from the registration requirements of the U.S. Securities Act of 1933; or

(5)   [  ]   pursuant to an effective registration statement under the U.S.
             Securities Act of 1933.

             Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (2|) is checked, by executing this form, the Transferor is deemed to have certified that such Notes are being transferred to a person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the U.S. Securities Act of 1933 who has received notice that such transfer is being made in reliance on Rule 144A, if box (3) is checked, by executing this form, the Transferor is deemed to have certified that such transfer is made pursuant to an offer and sale that occurred outside the United States in compliance with Regulation S under the U.S. Securities Act, and if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933.


---------------------------------------
Signature

Signature Guarantee:


---------------------------------------
(Participant in a recognized signature
guarantee medallion program)
Certifying Signature: 3


--------------------------------------------------------------------------------
                                      Date

Signature Guarantee:

---------------------------------------
(Participant in a recognized signature
guarantee medallion program)

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note or a portion thereof repurchased pursuant to Sections 3.08 and 4.12 or 4.14 of the Indenture, check the box: [ ]


         If the purchase is in part, indicate the portion (in denominations of E1,000 or any integral multiple thereof) to be purchased:
                                                          ----------------------

Your signature:
                ------------------------------------------
 (Sign exactly as your name appears on the other side of this Note)

Date:
      ---------------------------------
Certifying Signature: 4
                        --------------------------------------------------------

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

         The following decreases/increases in the principal amount of this Security have been made.


                                                                   PRINCIPAL AMOUNT      NOTATION MADE
DATE OF                DECREASE IN           INCREASE IN           FOLLOWING SUCH        BY OR ON BEHALF
DECREASE/INCREASE      PRINCIPAL AMOUNT      PRINCIPAL AMOUNT      DECREASE/INCREASE     OF REGISTRAR
---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------

---------------------- --------------------- --------------------- --------------------- --------------------